UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________


                                   FORM 8-K

                                CURRENT REPORT

                             _____________________

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 3, 2004



                             Wynn Resorts, Limited
            (Exact Name of Registrant as Specified in its Charter)


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

             Nevada                                000-50028                              46-0484987
 (State or Other Jurisdiction of           (Commission File Number)          (I.R.S. Employer Identification No.)
         Incorporation)


       3131 Las Vegas Boulevard South
             Las Vegas, Nevada                                                               89109
  (Address of Principal Executive Offices)                                                (Zip Code)

                                                 (702) 770-7555
                                 (Registrant's telephone number, including area code)

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Item 5.           Other Events.
------            ------------

                  On May 3, 2004, the Registrant issued a press release, filed herewith as Exhibit 99.1, and by this reference incorporated herein, announcing certain expansion plans for its Wynn Las Vegas resort.

                  On May 3, 2004, a subsidiary of the Registrant, Wynn Las Vegas, LLC ("Wynn Las Vegas"), amended its Credit Agreement dated as of October 30, 2002 (as amended, the "Senior Credit Agreement") with Deutsche Bank Trust Company Americas, as administrative agent (the "Senior Credit Agent") and the other lenders party thereto (the "Senior Credit Lenders"), pursuant to a Second Amendment to Credit Agreement and Limited Waiver (the "Second Amendment") among Wynn Las Vegas, the guarantors party thereto and the Senior Credit Agent on behalf of Senior Credit Lenders. Pursuant to the Second Amendment, the Senior Credit Agent and the Senior Credit Lenders have agreed to permit the transfer of the approximately 20 acres on which the Desert Inn buildings stand (the "Phase II Land") by Valvino Lamore, LLC ("Valvino") (directly or indirectly through one or more affiliates of the Registrant) to a newly formed subsidiary of the Registrant, Bora Bora, LLC ("Bora Bora") subject to certain terms and conditions under the Second Amendment. This allows for the Phase II Land to be used as security under the Land Loan (as defined below) and for further development, including the future expansion of the Wynn Las Vegas resort, which would include an additional casino, hotel and related amenities, and which remains subject to the design and budgeting process, as well as additional financing.

                  On May 3, 2004, Wynn Las Vegas amended its Loan Agreement dated as of October 30, 2002 (as amended, the "FF&E Loan Agreement") with Deutsche Bank Trust Company Americas, as collateral agent (the "FF&E Agent") and the other lenders party thereto (the "FF&E Lenders"), pursuant to a Third Amendment to Loan Agreement (the "Third Amendment") among Wynn Las Vegas, the FF&E Agent and the FF&E Lenders party thereto. The Third Amendment permits the termination and replacement of certain affiliate leases on the Phase II Land. Once the existing leases have been terminated, the replacement leases will provide that the rights of Wynn Las Vegas, the lessee under such leases, will be subordinated to the rights of the Land Loan lenders with respect to the Phase II Land.

                  On May 3, 2004, Bora Bora entered into a credit agreement (the "Land Loan"), pursuant to which Bora Bora will borrow approximately $143.4 million outside the existing debt agreements of Wynn Las Vegas secured by, among other things, the Phase II Land. The Land Loan will be used to fund a portion of the Registrant's expansion plans and will be secured by a first-priority security interest in the Phase II Land.

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                  The proceeds of the Land Loan are intended to be applied as follows:
                  Equity Contribution to Wynn Las Vegas                $82.6 million
                  Parking Facility Improvement and Expansion            22.4 million
                  Corporate Office Relocation                            7.6 million
                  Demolition of Desert Inn Structures                    2.8 million
                  Contingency                                            3.3 million
                  Interest Reserve                                      17.8 million
                  Transaction and Closing Fees and Expenses              6.9 million
                                                                       ---------------
                                                                      $143.4 million

                  The additional $137.6 million in equity contributed to Wynn Las Vegas ($82.6 million from the Land Loan proceeds, plus an additional $55.0 million from the Company's existing cash reserves) are intended to be applied as follows:

                  Wynn Las Vegas Enhancements                          $24.2 million
                  Additional Fairway Villas                             31.1 million
                  Additional Showroom and Related Enhancements          58.1 million
                  Acquisition and Improvement of Golf Course Lots       24.2 million
                                                                      ---------------
                                                                      $137.6 million
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Item 7.           Financial Statements and Exhibits

                  (c) Exhibits:
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                  Exhibit Number                   Description
                  --------------                   -----------
                       10.1                        Second Amendment to Credit Agreement
                                                   and Limited Waiver, dated as of May
                                                   3, 2004, among Wynn Las Vegas, LLC,
                                                   the guarantors and Deutsche Bank
                                                   Trust Company Americas, as
                                                   administrative agent on behalf of
                                                   the lenders to such Credit
                                                   Agreement.
                       10.2                        Third Amendment to Loan Agreement,
                                                   dated as of May 3, 2004, among Wynn
                                                   Las Vegas, LLC, the guarantors,
                                                   Wells Fargo Bank Nevada, as
                                                   collateral agent and the lenders
                                                   party thereto.
                       10.3                        Credit Agreement, dated as of May 3,
                                                   2004, among Bora Bora, LLC, the
                                                   several lenders from time
                                                   to time parties thereto, and
                                                   Deutsche Bank Trust Company
                                                   Americas, as administrative agent.
                       10.4                        Driving Range Lease, dated as of May
                                                   3, 2004, between Bora Bora, LLC, as
                                                   lessor and Wynn Las Vegas, LLC, as
                                                   lessee.
                       10.5                        Parking Facility Lease, dated as of
                                                   May 3, 2004, between Bora Bora, LLC,
                                                   as lessor and Wynn Las Vegas, LLC,
                                                   as lessee.
                       10.6                        Office Building Lease, dated as of
                                                   May 3, 2004, between Bora Bora, LLC,
                                                   as lessor and Wynn Las Vegas, LLC,
                                                   as lessee.
                       99.1                        Press Release, dated May 3, 2004, by
                                                   Wynn Resorts, Limited.
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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 5, 2004

                                               Wynn Resorts, Limited


                                               By: /s/  John Strzemp
                                                   ----------------------------
                                                   John Strzemp
                                                   Executive Vice President and
                                                   Chief Financial Officer